UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-09060

HOLLAND BALANCED FUND

(Exact name of registrant as specified in charter)

375 Park Avenue

New York, New York 10152

(Address of principal executive offices)(Zip code)

Copy to:

Michael F. Holland President and Treasurer 375 Park Avenue New York, New York 10152 (Name and Address of Agent for Service)	State Street Bank and Trust Company Kristin Schantz, Esq. 100 Lincoln Street, SUM0703 Boston, Massachusetts 02111 and

Timothy Diggins, Esq. Ropes & Gray 800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code: (212) 486-2002

Date of fiscal year end: September 30

Date of reporting period: December 31, 2018

Item 1.	Schedule of Investments.

Holland Series Fund, Inc.

Holland Balanced Fund • PORTFOLIO OF INVESTMENTS

December 31, 2018 (Unaudited)	Shares	Value
Common Stocks(a)–66.0%
Beverages–4.0%
PepsiCo, Inc.	10,700	1,182,136

Consumer Finance–4.0%
American Express Co.	12,400	1,181,968

Diversified Financial Services–5.4%
JPMorgan Chase & Co.	16,200	1,581,444

Energy Equipment & Services–1.9%
Schlumberger, Ltd.	15,800	570,064

Food & Staples Retailing–3.6%
Walmart, Inc.	11,400	1,061,910

Industrial Conglomerates–4.0%
3M Co.	6,200	1,181,348

Insurance–8.6%
Berkshire Hathaway, Inc. Class A*	5	1,530,000
Chubb Ltd.	7,824	1,010,705

		2,540,705

Media–8.4%
Comcast Corp. Class A	37,100	1,263,255
The Walt Disney Co.	10,900	1,195,185

		2,458,440

Oil, Gas & Consumable Fuels–3.3%
Exxon Mobil Corp.	14,300	975,117

Pharmaceuticals–5.0%
Johnson & Johnson	11,300	1,458,265

Semiconductors & Semiconductor Equipment–4.9%
Intel Corp.	30,700	1,440,751

Software–7.1%
Microsoft Corp.	20,600	2,092,342

Specialty Retail–5.8%
Home Depot, Inc.	10,000	1,718,200

Total Common Stocks (Cost–$8,207,260)		19,442,690

Holland Series Fund, Inc.

Holland Balanced Fund • PORTFOLIO OF INVESTMENTS (Continued)

	Principal	Value
U.S. Government Security(a)–16.9%
U.S. Treasury Notes–16.9%
United States Treasury Note/Bond, 1.250% due 3/31/19 (Cost $5,000,948)	$5,000,000	4,985,725

Total Investments–82.9% (Cost–$13,208,208)		24,428,415

Other Assets In Excess Of Liabilities–17.1%		5,026,913

Net Assets–100%
Applicable to 1,546,528 outstanding $0.01 par value shares (authorized 1,000,000,000)		$29,455,328

Net asset value, offering price and redemption price per share		$19.05

(a) All percentages are based on the net assets of the Holland Balanced Fund as of December 31, 2018.
* Non-income producing

Holland Series Fund, Inc.

Holland Balanced Fund • NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2018 (Unaudited)

Valuation

Equity securities traded on an exchange are valued at their last sales price on that exchange with the exception of equity securities listed on NASDAQ where the NASDAQ Official Closing Price is used. Debt securities for which over-the-counter market quotations are available are valued at the latest bid price.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Directors of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below. The Fund’s hierarchy can be found below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$19,442,690	$—	$—	$19,442,690
U.S. Government Security	—	4,985,725		4,985,725

Total	$19,442,690	4,985,725	$—	$24,428,415

For a further break down of each investment by type please refer to the Portfolio of Investments.

Income Taxes

At December 31, 2018, the U.S. Federal income tax cost basis of investments was $13,208,208. Net unrealized appreciation of the Fund’s investment securities was $11,220,207 of which $11,251,669 related to appreciated investment securities and $31,462 related to depreciated investment securities.

Item 2.	Controls and Procedures.

(a)

The registrant’s president and treasurer has evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and has concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported timely.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 3.	Exhibits.

The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOLLAND SERIES FUND, INC.

By:	/s/ Michael F. Holland
Michael F. Holland
President of the Holland Series Fund, Inc.

Date:	February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Michael F. Holland
Michael F. Holland
President and Treasurer of the Holland Series Fund, Inc.

Date:	February 25, 2019